United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PRO-PHARMACEUTICALS, INC.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRO-PHARMACEUTICALS, INC.

7 WELLS AVENUE

NEWTON, MASSACHUSETTS 02459

April 21, 2009

Dear Stockholder:

I invite you to attend the 2009 Annual Meeting of Stockholders of Pro-Pharmaceuticals, Inc. The Annual Meeting will be held at 2:00 p.m. on Thursday, May 21, 2009, at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts.

On the following pages, you will find the Notice of our 2009 Annual Meeting of Stockholders and the Proxy Statement that describes the matters to be considered at the Annual Meeting. We also have enclosed your Proxy Card and our Annual Report for the year ended December 31, 2008. You will find voting instructions on the enclosed Proxy Card. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting is an excellent opportunity to learn more about Pro-Pharmaceuticals’ business and operations. We hope you will be able to attend.

Thank you for your ongoing support and continued interest in Pro-Pharmaceuticals.

Sincerely yours,

/S/ THEODORE D. ZUCCONI
Theodore D. Zucconi, Ph.D.
Chief Executive Officer and President

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2009

The Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at www.cstproxy.com/pro-pharmaceuticals/2009.

PRO-PHARMACEUTICALS, INC.

7 WELLS AVENUE

NEWTON, MASSACHUSETTS 02459

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:

Thursday, May 21, 2009 at 2:00 p.m., Eastern Daylight Time

PLACE:

Sheraton Needham Hotel

100 Cabot Street

Needham, Massachusetts 02494

ITEMS OF BUSINESS:

—	To consider and act upon a proposal to elect six members of the Board of Directors to one-year terms.

—	To consider and act upon a proposal to approve our 2009 Incentive Compensation Plan.

—	To consider and act upon a proposal to approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 200,000,000 to 300,000,000.

—	To consider and act upon a proposal to approve an amendment to our Articles of Incorporation increasing the number of authorized undesignated shares from 10,000,000 to 20,000,000.

—

To consider and act upon a proposal to ratify the appointment of Vitale, Caturano & Company, P.C., as our independent registered public accounting firm to audit the financial statements for our 2009 fiscal year.

—	To transact such other business as may properly come before the Annual Meeting.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on April 9, 2009.

By Order of the Board of Directors

/S/ THEODORE D. ZUCCONI
April 21, 2009	Theodore D. Zucconi, Ph.D.
Newton, Massachusetts	Chief Executive Officer and President

PRO-PHARMACEUTICALS, INC.

7 WELLS AVENUE

NEWTON, MASSACHUSETTS 02459

PROXY STATEMENT

FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2009

This Proxy Statement is being provided to you by Pro-Pharmaceuticals’ Board of Directors in connection with our 2009 Annual Meeting of Stockholders. The Annual Meeting will be held at 2:00 p.m. on Thursday, May 21, 2009 at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts 02494, for the purposes set forth in the accompanying Notice of 2009 Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the accompanying Proxy Card is being mailed to all stockholders entitled to vote at the Annual Meeting on or about April 21, 2009.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked consider and act upon:

(1)	a proposal to elect six members of the Board of Directors to one-year terms;

(2)	a proposal to approve our 2009 Incentive Compensation Plan;

(3)	a proposal to approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 200,000,000 to 300,000,000;

(4)	a proposal to approve an amendment to our Articles of Incorporation increasing the number of authorized undesignated shares from 10,000,000 to 20,000,000;

(5)	a proposal to ratify the appointment of Vitale, Caturano & Company, P.C., as our independent registered public accounting firm to audit the financial statements for our 2009 fiscal year; and

(6)	such other business as may properly come before the Annual Meeting.

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT PROXIES AND VOTING

Proxies

Please complete, date, sign and return the enclosed Proxy Card promptly in order to ensure your representation at the Annual Meeting. A return envelope is enclosed for that purpose. Proxies will be voted as directed.

Any Proxy Card returned without directions given will be voted (1) “FOR” the election of directors presented in this Proxy Statement by the Board, (2) “FOR” the approval of our 2009 Incentive Compensation Plan, (3) “FOR” the approval of an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 200,000,000 to 300,000,000, (4) “FOR” the approval of an amendment to our Articles of Incorporation increasing the number of authorized undesignated shares from 10,000,000 to 20,000,000, (5) “FOR” the ratification of the appointment of Vitale, Caturano & Company, Ltd. as our independent registered public accounting firm to audit the financial statements for our 2009 fiscal year and (6) as to any other business that may come before the Annual Meeting, in accordance with the judgment of the person or persons named in the proxy.

Revocation of Proxies

You may revoke your proxy at any time before the Annual Meeting by sending a notice of revocation to Pro-Pharmaceuticals, Inc. at 7 Wells Avenue, Newton, Massachusetts 02459, Attention: Anthony D. Squeglia, Chief Financial Officer. You may also revoke it by submitting a more recently dated proxy to us before the Annual Meeting or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

Voting Securities; Record Date

Stockholders of record at the close of business on April 9, 2009, which we refer to herein as the record date, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Our voting stock is comprised of:

•	our common stock, of which 50,356,709 shares were issued and outstanding as of the record date;

•

our Series A 12% Convertible Preferred Stock (which we refer to as our Series A preferred stock and which votes in accordance with the formula set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series A 12% Convertible Preferred Stock), of which 1,742,500 shares were issued and outstanding as of the record date; and

•

our Series B-1 Convertible Preferred Stock (which we refer to as our Series B-1 preferred stock and which votes in accordance with the formula set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock, which we refer to as the Series B Designation Certificate), of which 900,000 shares were issued and outstanding as of the record date.

The shares of our Series A preferred stock vote with the shares of our common stock as a single class and, as of the record date, are each entitled to one vote. The shares of Series B-1 preferred stock vote with the shares of our common stock as a single class and, as of the record date, are each entitled to four votes. In addition, the shares of Series B-1 preferred stock are entitled as a separate class to elect two directors, which we refer to as the Series B directors. No class or series of our issued and outstanding capital stock is entitled to cumulative voting.

No shares of Series B-2 Convertible Preferred Stock (which we refer to as our Series B-2 preferred stock and, together with our Series B-1 preferred stock, as the Series B preferred stock) are issued and outstanding as of the record date.

Establishing a Quorum and Votes Required

The representation in person or by proxy of stockholders owning at least one-third of the outstanding voting shares is necessary to establish a quorum for the transaction of business. Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote as to a particular matter (“broker non-votes”), will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting, but will not be considered as voting on such matters. Accordingly, neither abstentions nor broker non-votes will have any effect with respect to the election of directors or the ratification of our independent registered public accounting firm, each of which requires an affirmative vote of a majority of the voting shares present or represented by proxy and voting on the matter, or the proposals to approve our 2009 Incentive Compensation

Plan, to approve an amendment to our Articles of Incorporation increasing the number of authorized shares of common stock from 200,000,000 to 300,000,000 or to approve an amendment to our Articles of Incorporation increasing the number of authorized undesignated shares from 10,000,000 to 20,000,000, each of which requires an affirmative vote of a majority of the voting shares outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 9, 2009, certain information concerning the beneficial ownership of our common stock, our Series A preferred stock and our Series B preferred stock by (i) each person known by us to own beneficially five per cent (5%) or more of the outstanding shares of each class, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the stockholders for their approval at the Annual Meeting, except for such separate class votes as are required by law.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after April 9, 2009 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Common Stock(3)	Shares of Series A Preferred Stock Beneficially Owned		Percent of Series A Preferred Stock(4)	Shares of Series B Preferred Stock Beneficially Owned(5)	Percent of Series B Preferred Stock	Combined Percent of Voting Securities(6)
5% Stockholders
David Platt, Ph.D. 12 Appleton Circle Newton, MA 02455	4,028,014	(7)	6.9%	100,000		5.7%	—	—	5.7%

James C. Czirr	53,141,468	(8)	53.9%	—		—	3,000,000	100%	15.4	%(9)

10X Fund, L.P., c/o 10X Capital Management, LLC 1099 Forest Lake Terrace Niceville, FL 32578	48,000,000	(10)	48.8%	—		—	3,000,000	100%	6.5%

Rod D. Martin, J.D.	48,518,926	(11)	49.3%				3,000,000	100%	7.4	%(9)

James C. Czirr Trust, c/o James C. Czirr 425 Janish Drive, Sandpoint, ID 83864	16,700		*	100,000		5.7%	—	—	*

David Smith 34 Shorehaven Road E. Norwalk, CT 06855	—		—	175,000		10.0%	—	—	*

Fivex LLC c/o David Smith 34 Shorehaven Road E. Norwalk, CT 06855	—		—	100,000	(12)	5.7%	—	—	*

Name and Address(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Common Stock(3)	Shares of Series A Preferred Stock Beneficially Owned	Percent of Series A Preferred Stock(4)	Shares of Series B Preferred Stock Beneficially Owned(5)	Percent of Series B Preferred Stock	Combined Percent of Voting Securities(6)
Directors and Named Executive Officers
Gilbert F. Amelio, Ph.D.	500,000	(13)	1.0%	—	—	—	—	*
James C. Czirr	53,158,368	(8)	53.9%	100,000	5.7%	3,000,000	100%	15.4%
Rod D. Martin, J.D.	48,518,926	(11)	49.3%	—	—	3,000,000	100%	7.4%
S. Colin Neill	11,500		*	—	—	—	—	*
Steven Prelack	37,000		*	—	—	—	—	*
Jerald K. Rome	229,844		*	—	—	—	—	*
Peter G. Traber, M.D.	500,000	(13)	*	—	—	—	—	*
Theodore D. Zucconi, Ph.D.	446,343		*	—	—	—	—	*
Eliezer Zomer, Ph.D.	886,667		1.8%	—	—	—	—	—
All executive officers and directors as a group (9 persons)	57,878,449	(14)	56.9%	100,000	5.7%	3,000,000	100%	18.6%

*	Less than 1%.
(1)	Except as otherwise indicated in the table, the address for each named person is c/o Pro-Pharmaceuticals, Inc., 7 Wells Avenue, Newton, Massachusetts 02459.
(2)	Includes the following number of shares of our common stock issuable upon exercise of outstanding stock options granted to our named executive officers and directors that are exercisable within 60 days after April 9, 2009:

Directors and Named Executive Officers	Options Exercisable Within 60 Days
Mr. Neill:	11,500
Mr. Prelack:	37,000
Mr. Rome:	70,500
Dr. Zucconi:	350,000
Dr. Zomer:	886,667
All executive officers and directors as a group	2,870,668

(3)	For each named person and group included in this table, percentage ownership of our common stock is calculated by dividing the number of shares of our common stock beneficially owned by such person or group by the sum of (i) 50,356,709 shares of our common stock outstanding as of the record date and (ii) the number of shares of our common stock that such person has the right to acquire within 60 days after April 9, 2009.
(4)	For each named person and group included in this table, percentage ownership of our Series A preferred stock is based on 1,742,500 shares of Series A preferred stock outstanding as of April 9, 2009.
(5)	Includes (i) 900,000 shares of Series B-1 preferred stock issued and outstanding and (ii) 2,100,000 shares of Series B-2 preferred stock that we have agreed to sell to 10X Fund, L.P., a Delaware limited partnership which we refer to as 10X Fund, pursuant to a securities purchase agreement dated as of February 12, 2009, which we refer to as the 10X Purchase Agreement, but that have not been issued as of April 9, 2009.
(6)	Represents the combined voting power of the voting securities (comprised of the aggregate of the shares of our common stock, Series A preferred stock voting on an as-converted basis with the common stock, and Series B-1 preferred stock voting on an as-converted basis with the common stock) on all matters presented to the stockholders for their approval at the Annual Meeting (except for such separate class votes as are required by law or the terms of a class or series of securities) and excludes shares of common stock underlying (i) outstanding options and warrants that have not been exercised as of the record date and (ii) the Series B-2 preferred stock and related warrants that have not been issued pursuant to the 10X Purchase Agreement as of the record date.

(7)	Includes (i) 7,379 shares of our common stock owned by Dr. Platt’s wife as to which he disclaims beneficial ownership; (ii) 100,000 shares of our common stock issuable upon conversion of Series A preferred stock; and (iii) 200,000 shares of our common stock underlying warrants to purchase shares of our common stock.
(8)	Includes (i) 33,200 shares of our common stock owned by a minor child of Mr. Czirr as to which Mr. Czirr disclaims beneficial ownership; (ii) 100,000 shares of our common stock issuable upon conversion of Series A preferred stock; (iii) 200,000 shares of our common stock underlying warrants to purchase shares of our common stock; (iv) 500,000 shares of restricted stock, all of which are subject to forfeiture pursuant to the terms of the restricted stock grant; (v) 3,600,000 shares of our common stock issuable upon conversion of 900,000 shares of Series B-1 preferred stock held of record by 10X Fund, as to which Mr. Czirr, in his capacity as a managing member of 10X Capital Management Fund, LLC, a Florida limited liability company and general partner of 10X Fund, which we refer to as 10X Management, has shared voting and investment power, and disclaims beneficial ownership; (vi) 10,800,000 shares of our common stock underlying warrants to purchase shares of our common stock held of record by 10X Fund as to which Mr. Czirr in his capacity a managing member of 10X Management has shared voting and investment power, and disclaims beneficial ownership; (vii) 8,400,000 shares of our common stock issuable upon conversion of 2,100,000 shares of Series B-2 preferred stock that we have agreed to sell to 10X Fund pursuant to the 10X Purchase Agreement; and (viii) 25,200,000 shares of our common stock underlying warrants to purchase shares of our common stock that we have agreed to sell to 10X Fund pursuant to the 10X Purchase Agreement in connection with the sale of the Series B-2 preferred stock.
(9)	Excludes, for purposes of this column, shares of common stock underlying the B-1 preferred stock as to which such person has shared voting power but which will be voted by 10X Fund.
(10)	Includes (i) 3,600,000 shares of our common stock issuable upon conversion of 900,000 shares of Series B-1 preferred stock; (ii) 10,800,000 shares of our common stock underlying warrants to purchase shares of our common stock; (iii) 8,400,000 shares of our common stock issuable upon conversion of 2,100,000 shares of Series B-2 preferred stock that we have agreed to sell to 10X Fund pursuant to the 10X Purchase Agreement; and (iv) 25,200,000 shares of our common stock underlying warrants to purchase shares of our common stock that we have agreed to sell pursuant to the 10X Purchase Agreement in connection with the sale of the Series B-2 preferred stock. Each of Mr. Czirr and Mr. Martin, in his capacity as a managing member of 10X Management, the general partner of 10X Fund, has voting and investment power, and disclaims beneficial ownership, of these securities.
(11)	Includes (i) 500,000 shares of restricted stock, all of which are subject to forfeiture pursuant to the terms of the restricted stock grant; (ii) 3,600,000 shares of our common stock issuable upon conversion of 900,000 shares of Series B-1 preferred stock held of record by 10X Fund as to which Mr. Martin, in his capacity as a managing member of 10X Management, its general partner, has shared voting and investment power, and disclaims beneficial ownership; (iii) 10,800,000 shares of our common stock underlying warrants to purchase shares of our common stock held of record by 10X Fund as to which Mr. Martin, in his capacity as a managing member of 10X Management, has shared voting and investment power, and disclaims beneficial ownership; (iv) 8,400,000 shares of our common stock issuable upon conversion of 2,100,000 shares of Series B-2 preferred stock that we have agreed to sell to 10X Fund pursuant to the 10X Purchase Agreement; and (v) 25,200,000 shares of our common stock underlying warrants to purchase shares of our common stock that we have agreed to sell to 10X Fund pursuant to the 10X Purchase Agreement in connection with the sale of the Series B-2 preferred stock.
(12)	Mr. Smith is the manager of Fivex LLC, a Connecticut limited liability company, and may be deemed to have voting and investment control over, but disclaims beneficial ownership of, the shares of Series A preferred stock.
(13)	Represents shares of restricted stock, all of which are subject to forfeiture pursuant to the terms of the restricted stock grant.
(14)	Includes 48,000,000 shares of our common stock underlying the Series B preferred stock and related warrants as to which Messrs. Czirr and Martin share voting and investment control but are counted one time for purposes of this total. For additional information about the beneficial ownership of our capital stock by Messrs. Czirr and Martin, see notes 8 and 11 respectively.

Change of Control

The Series B Designation Certificate provides that the holder(s) of our Series B preferred stock have the right, as long as any shares of Series B preferred stock are outstanding, to nominate four persons to serve of our Board of Directors, two of whom are to be elected by the holder(s) of Series B preferred stock, voting as a separate class, and two of whom, referred to as the Series B nominees, must be recommended for election by holders of all of our voting securities, voting as a single class. Mr. Czirr and Mr. Martin are the Series B directors who will serve on our Board of Directors as a result of their nomination and election by the holder of Series B preferred stock. Drs. Amelio and Traber are the Series B nominees who are recommended in this Proxy Statement for election at the 2009 Annual Meeting. If Drs. Amelio and Traber are elected to the Board of Directors, and assuming all six of the nominees recommended in this Proxy Statement are elected to the Board of Directors, the holder of the Series B preferred stock shall have nominated or elected four of our eight directors. As of April 9, 2009, 10X Fund is the owner of all of the issued and outstanding shares of the Series B preferred stock.

In addition, the Series B Designation Certificate also provides that the holder(s) of the Series B preferred stock, following the sale and issuance of all of the authorized shares Series B-2 preferred stock, will have the right to nominate a third person to serve on our Board of Directors, which nominee must be recommended for election by holders of all our voting securities, voting as a single class. In that case, and assuming all three of the Series B preferred stockholder nominees are elected to the Board of Directors, the Series B preferred stockholder will have nominated or elected five of our nine directors. The 10X Purchase Agreement requires that the Series B-2 preferred stock, none of which has been issued and outstanding as of April 9, 2009, must be purchased within 120 days after the initial closing date of February 12, 2009, which may be extended by an additional 60 days if we have issued at least $2,500,000 of Series B preferred stock within 90 days after the initial closing date. Following the sale and issuance of all of the authorized shares of Series B preferred stock, and as long as any shares of Series B preferred stock are issued and outstanding, the holders of our Series B preferred stock have the right to nominate or elect five, or a majority, of the members of our Board of Directors. The Series B Designation Certificate requires the consent of the Series B preferred stockholder(s) to amend our articles of incorporation which currently provide that the number of members of our Board of Directors cannot exceed nine.

10X Fund is the purchaser named in the securities purchase agreement that has agreed to purchase all of the shares of Series B-2 preferred stock, and upon completion of this sale and issuance will be the owner of all of the issued and outstanding shares of Series B preferred stock. In that event, 10X Fund will have the right to elect or nominate five of nine members, or a majority, of our Board of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board of Directors has nominated six members of our current Board of Directors to be re-elected at the Annual Meeting to serve one-year terms until the 2010 annual meeting of stockholders and until their respective successors are elected and qualified. Each nominee has agreed to serve if elected.

The Nominating and Corporate Governance Committee is nominating six directors, which is fewer than the number (nine) of directors fixed by our governing instruments, to be elected to the Board of Directors because James C. Czirr, age 55, and Rod D. Martin, age 39, are the Series B directors who are nominated and elected by the holder(s) of the Series B preferred stock voting as a separate class. Mr. Czirr serves as the Chairman of the Board. Background information with respect to Messrs. Czirr and Martin is provided below.

The Committee has approved the nomination of Gilbert F. Amelio, Ph.D. and Peter G. Traber, M.D., as the Series B nominees, based on the recommendation of 10X Fund, which is the holder of all of the issued and outstanding shares of the Series B preferred stock. If all of the nominees are elected at the Annual Meeting, our Board of Directors will have eight members, and one vacancy, which may be filled by the appointment of Arthur R. Greenberg, whom 10X Fund has named as the third Series B nominee. For additional information with respect to the Series B directors and Series B nominees, see “Security Ownership of Certain Beneficial Owners and Management—Change of Control” above.

Set forth below is information regarding the nominees, as of April 9, 2009, including their ages, positions with Pro-Pharmaceuticals, recent employment and other directorships.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH NOMINEE.

The persons who have been nominated for election at the Annual Meeting to serve on our Board of Directors are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age as of 4/9/09	Position
Theodore D. Zucconi, Ph.D.	62	Chief Executive Officer, President and Director
Gilbert F. Amelio, Ph.D.	66	Director
S. Colin Neill	62	Director
Steven Prelack	51	Director
Jerald K. Rome	74	Director
Peter G. Traber, M.D.	53	Director

Mildred S. Christian, Ph.D., was a member of the Board of Directors until her death on March 26, 2009. Our Board of Directors and management are grateful for her diligent service as a member of the Board and the Compensation Committee since 2002 and offer our condolences to her family, friends and colleagues.

Board of Directors:

Dr. Zucconi, a director since 2007, was named our Chief Executive Officer and President on February 12, 2009, and served as its President from October 2007 to December 31, 2008. From 2002 to 2007, Dr. Zucconi was President of Implementation Edge, a management consulting firm that specializes in organizational performance improvement. From 1994 until 2002, Dr. Zucconi served in various capacities at Motorola, including Director of Motorola University. Prior to Motorola, Dr. Zucconi held technical, operational, and senior management positions at various high technology companies, including IBM and Nortel Networks. Dr. Zucconi received a

B.S. degree in Chemistry from Villanova University, an M.S. degree in Chemistry from the University of Connecticut and a Ph.D. in analytical chemistry from State University of New York in 1977. Dr. Zucconi also received a Master’s Certificate in international management from Thunderbird University and a certified project manager from Stanford University.

Dr. Amelio was appointed a director on February 12, 2009. Dr. Amelio, who began his career at Bell Labs, is Senior Partner of Sienna Ventures, a privately-held venture capital firm, and has acted in this capacity since 2001. Dr. Amelio was Chairman and Chief Executive Officer of Jazz Technologies, Inc., a specialty wafer foundry, from 2005 until his retirement in 2008, when he was named Chairman Emeritus. Dr. Amelio was Chairman and Chief Executive Officer of Beneventure Capital, LLC, a venture capital firm from 1999 to 2005 and was Principal of Aircraft Ventures, LLC, a consulting firm from 1997 to 2004. Dr. Amelio was elected a Director of AT&T (NYSE: T) in 2001 and had previously served as an Advisory Director of AT&T from 1997 to 2001. He served as a Director of Pacific Telesis Group from 1995 until the company was acquired by AT&T in 1997. Dr. Amelio was chief executive officer of Apple, Inc., and from 1991 to 1993, he was chief executive officer of National Semiconductor Corporation. He was a director of Chiron, now a part of Novartis.

Mr. Czirr, a Series B director, was appointed a director and became Chairman of the Board of Directors on February 12, 2009. Mr. Czirr is a co-founder 10X Fund, L.P. and is a managing member of 10X Capital Management LLC, the general partner 10X Fund, L.P. Mr. Czirr was a co-founder of Pro-Pharmaceuticals in July 2000. Mr. Czirr was instrumental in the early stage development of Safe Science Inc., a developer of anti-cancer drugs, served from 2005 to 2008 as Chief Executive Officer of Minerva Biotechnologies Corporation, a developer of nano particle bio chips to determine the cause of solid tumors, and was a consultant to Metalline Mining Company Inc. (NYSE Alternext US: MMG), a mineral exploration company seeking to become a low cost producer of zinc. Mr. Czirr received a B.A. degree from the University of Michigan.

Mr. Martin, a Series B director, was appointed a director and became a member of the Nominating and Corporate Governance Committee and member of the Compensation Committee on February 12, 2009. Mr. Martin is a co-founder 10X Fund, L.P. and is a managing member of 10X Capital Management LLC, the general partner 10X Fund, L.P. Mr. Martin served as a senior advisor to PayPal, Inc. founder Peter Thiel, during the period in which the company conducted its initial public offering and subsequently acquired by eBay Inc., and afterward, served at Clarium Capital, a global macro hedge fund which has more than $5 billion under management. Mr. Martin also served as Director of Policy Planning & Research for former Arkansas Governor and presidential candidate Mike Huckabee. He is a widely noted author and speaker, and leads several non-profit organizations. Mr. Martin holds a J.D. from Baylor Law School and B.A. from the University of Arkansas.

Dr. Traber was appointed a director on February 12, 2009. Dr. Traber is President Emeritus, and from 2003 to 2008 was Chief Executive Officer, of Baylor College of Medicine. From 2000 to 2003 he was Senior Vice President Clinical Development and Regulatory Affairs and Chief Medical Officer of GlaxoSmithKline plc. He has also served as Chief Executive Officer of the University of Pennsylvania Health System, as well as Chair of the Department of Internal Medicine and Chief of Gastroenterology for the University of Pennsylvania School of Medicine. Dr. Traber received his M.D. from Wayne State School of Medicine and a B.S. in chemical engineering form the University of Michigan.

Mr. Neill, a director since May 2007, became President of Pharmos Corp. (Nasdaq: PARS) in 2008, and since 2006, was its Senior Vice President, Chief Financial Officer, Secretary, and Treasurer. From 2003 to 2006, Mr. Neill served as Chief Financial Officer, Treasurer and Secretary of Axonyx Inc., a biopharmaceutical company that develops products and technologies to treat Alzheimer’s disease and other central nervous system disorders. Mr. Neill served as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of ClinTrials Research Inc., a global contract research organization in the drug development business, from 1998 to 2001. From 2001 to 2003, Mr. Neill served as an independent consultant assisting start-up and development stage companies in raising capital. Earlier experience was gained as Vice President Finance and Chief Financial Officer of BTR Inc., a U.S. subsidiary of BTR plc, a British diversified manufacturing company, and Vice

President Financial Services of The BOC Group Inc., a British owned industrial gas company with substantial operations in the health care field. Mr. Neill served four years with American Express Travel Related Services, first as chief internal auditor for worldwide operations and then as head of business planning and financial analysis. Mr. Neill began his career in public accounting with Arthur Andersen LLP in Ireland and later with Price Waterhouse LLP as a senior manager in New York City. He also served with Price Waterhouse for two years in Paris, France. Mr. Neill graduated from Trinity College, Dublin with a first class honors degree in business/economics and he holds a masters degree in Accounting and Finance from the London School of Economics. He is a Certified Public Accountant in New York State and a Chartered Accountant in Ireland.

Mr. Prelack, a director since April 2003, has served as Senior Vice President, Chief Financial Officer and Treasurer of VelQuest Corporation since 2001, a provider of automated compliance management solutions for the pharmaceutical industry. In this capacity, Mr. Prelack oversees business development, financial, administrative and other functions and is responsible for VelQuest’s transition from a development-stage company to an operating company. Mr. Prelack is a director of Codeco Corporation, a designer and manufacturer of custom resisters and switches, and of Sight Code, Inc., which specializes in OPM, a systems design and architecture platform. Mr. Prelack, a Certified Public Accountant, received a B.B.A. degree from the University of Massachusetts at Amherst in 1979.

Mr. Rome, a director of ours since March 2004, has been a private investor since 1996. Mr. Rome founded Amberline Pharmaceutical Care Corp., a marketer of non-prescription pharmaceuticals, in 1993 and served as its President from 1993 to 1996. From 1980 to 1990, he served as Chairman, President and Chief Executive Officer of Moore Medical Corp., a national distributor of branded pharmaceuticals and manufacturer and distributor of generic pharmaceuticals and was previously Executive Vice President of the H.L. Moore Drug Exchange, a division of Parkway Distributors and predecessor of Moore Medical Corp. Mr. Rome received a B.S. degree in pharmaceutical sciences from the University of Connecticut.

Executive officers and key employees:

Theodore Zucconi, Ph.D., President (see Board of Directors)

Anatole Klyosov, Ph.D., D.Sc., is Chief Scientist, a co-inventor of our patented technology, and a founder of Pro-Pharmaceuticals. Dr. Klyosov was vice president, research and development for Kadant Composites, Inc., a subsidiary of Kadant, Inc. (KAI-NYSE), where he directed, since 1996, a laboratory performing work in biochemistry, microbiology and polymer engineering. From 1990 to 1998, Dr. Klyosov was visiting professor of biochemistry, Center for Biochemical and Biophysical Sciences, Harvard Medical School, and from 1981 to 1990 he was professor and head of the Carbohydrates Research Laboratory at the A.N. Bach Institute of Biochemistry, USSR Academy of Sciences. Dr. Klyosov was elected as a member of the World Academy of Art and Sciences and is the recipient of distinguished awards including the USSR National Award in Science and Technology. He has published more than 230 peer-reviewed articles in scientific journals, authored books on enzymes, carbohydrates, and biotechnology, and holds more than 20 patents. Dr. Klyosov earned his Ph.D. and D.Sc. degrees in physical chemistry, and an M.S. degree in enzyme kinetics, from Moscow State University.

Eliezer Zomer, Ph.D., is Executive Vice President of Manufacturing and Product Development. Prior to joining our company, Dr. Zomer had been the founder of Alicon Biological Control, where he served from November 2000 to July 2002. From December 1998 to July 2000, Dr. Zomer served as Vice President of product development at SafeScience, Inc. and Vice President of Research and Development at Charm Sciences, Inc. from June 1987 to November 1998. Dr. Zomer received a B.Sc. degree in industrial microbiology from the University of Tel Aviv in 1972, a Ph.D. in biochemistry from the University of Massachusetts in 1978, and undertook a post-doctoral study at the National Institute of Health.

Anthony D. Squeglia became our Chief Financial Officer in October 2007 and from 2003 served as our Vice President of Investor Relations. From 2001 to 2003, Mr. Squeglia was a Partner in JFS Advisors, a management consulting firm that delivered strategic services to entrepreneurial businesses that includes raising funds, business planning, positioning, branding, marketing and sales channel development. From 1996 to 2001, Mr. Squeglia was Director of Investor Relations and Corporate Communications for Quentra/Coyote Networks. Previously, Mr. Squeglia held management positions with Summa Four, Unisys, AT&T, Timeplex, Colonial Penn and ITT. Mr. Squeglia received an M.B.A. from Pepperdine University and a B.B.A. from The Wharton School, University of Pennsylvania.

Maureen Foley has been our Chief Operating Officer since October 2001 and was formerly our Manager of Operations and acting Chief Financial Officer. She has provided 30 years of business and operations management experience including facility design, construction, and fit out, project management, IT, HR, press and public relations, accounting and finance to startup companies. Between 1999 and 2000 she managed business operations for eHealthDirect, Inc., a developer of medical records processing software; and ArsDigita, Inc., a web development company. From 1996 to 1999, she served as Manager of Operations with Thermo Fibergen, Inc., a developer of composite materials and a subsidiary of Thermo Electron Corporation. Ms. Foley is a graduate of The Wyndham School, Boston, Massachusetts, with a major in Mechanical Engineering. Ms. Foley serves as Secretary to the Board.

None of the directors, executive officers and key employees shares any familial relationship.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees of the Board

Our Board of Directors has determined that all of the directors named in this Proxy Statement are, and all of the former directors who served during our last fiscal year, were “independent” within the meaning of the rules of the NYSE Alternext US, other than Dr. Zucconi, who does not serve on a standing committee, and David Platt, Ph.D., formerly our Chief Executive Officer and a director. During the year ended December 31, 2008, our Board of Directors held 13 meetings. One of our incumbent directors attended fewer than 75% of the meetings of the Board of Director or committees of the Board on which he or she serves during the last full fiscal year.

As required under the rules of the NYSE Alternext US, we held at least one meeting of the Board during 2008 which was attended only by the independent (non-management) directors.

During 2008, the Board of Directors had three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. Each of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee has a charter, a copy of which is available in the “About the Company” section of our website at www.pro-pharmaceuticals.com.

Compensation Committee

The Compensation Committee met two times in 2008. The members of this committee are Rod D. Martin (chair), Gilbert F. Amelio and Arthur R. Greenberg. Mr. Greenberg, although not a member of our Board of Directors, serves on this committee as part of our agreement with 10X Fund. During 2008 and until February 12, 2009, the members of this committee were Mildred Christian (chair) and Henry Esber. The Committee is responsible for reviewing and recommending compensation policies and programs, management and corporate goals, as well as salary and benefit levels for our executive officers and other significant employees. Its specific responsibilities include supervising and overseeing the administration of our incentive compensation and stock programs and, as such, the Committee is responsible for administration of grants and awards to directors, officers, employees, consultants and advisors under Pro-Pharmaceuticals’ 2001 Stock Incentive Plan, 2003 Non-employee Director Stock Incentive Plan and the 2009 Incentive Compensation Plan.

Audit Committee

The Audit Committee met sixteen times in 2008. The members of this committee are Steven Prelack (chair), Jerald K. Rome and S. Colin Neill. During 2008 and until February 12, 2009, Dale Conaway was a member of this committee. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of Pro-Pharmaceuticals. More specifically, it assists the Board of Directors in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements, reports and related information provided to stockholders, regulators and others, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, (iv) the internal control over financial reporting that management and the Board have established, and (v) the audit, accounting and financial reporting processes generally. The Committee is also responsible for review and approval of related-party transactions. The Board has determined that Mr. Prelack is an “audit committee financial expert” within the meaning of SEC rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee did not meet in 2008. The members of this committee are Rod D. Martin (chair), Jerald Rome and Gilbert F. Amelio. During 2008 and until February 12, 2009, Dale Conaway, and until March 26, 2009, Mildred S. Christian, served on this committee. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, and to recommend to the Board, candidates for election or re-election as directors and for reviewing our governance policies in light of the corporate governance rules of the SEC. Under its charter, the Nominating and Corporate Governance Committee is required to establish and recommend criteria for service as a director, including matters relating to professional skills and experience, board composition, potential conflicts of interest and manner of consideration of individuals proposed by management or stockholders for nomination. The Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of Pro-Pharmaceuticals and its stockholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations, and an appreciation of the role of the corporation in society. The Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders and other advisers hired to identify and evaluate qualified candidates.

The Committee has adopted a policy for stockholders to submit recommendations for director candidates. A stockholder desiring to make a recommendation may do so in writing by letter to the Nominating and Corporate Governance Committee stating the reasons for the recommendation and how the candidate may meet the Committee’s director selection criteria. The letter may be confidential and should be addressed to the Chairman of the Nominating and Corporate Governance Committee, c/o Anthony D. Squeglia, Chief Financial Officer, Pro-Pharmaceuticals, Inc., 7 Wells Avenue, Newton, Massachusetts 02459. The Committee will evaluate stockholder-recommended candidates in the same manner as candidates recommended by other persons.

Stockholder Communications with the Board of Directors

Stockholders may send communications to the Board, the Chairman, or one or more non-management directors by using the contact information provided on our website. Stockholders also may send communications by letter addressed to Anthony D. Squeglia, Chief Financial Officer, Pro-Pharmaceuticals, Inc., 7 Wells Avenue, Newton, Massachusetts 02459, or by calling (617) 559-0033. All communications will be received and reviewed by our Chief Financial Officer. Stockholder concerns about our accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. All other concerns will be reported to the appropriate committee(s) of the Board.

Attendance of Board Members at the Annual Meeting

We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Six members of the Board attended our 2008 annual meeting.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following information summarizes the compensation paid to our Named Executive Officers for the fiscal years ended December 31, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
David Platt, Ph.D.,	2008	141,000	—	156,787	40,244(3)	338,031
Chief Executive Officer(2)	2007	195,000	—	86,250	49,850(4)	331,100
Theodore Zucconi, Ph.D.,	2008	137,169	—	48,215	39,502(6)
President(5)	2007	55,410	—	—	16,284(7)	224,886
Eliezer Zomer, Ph.D.,	2008	124,333	—	109,882	29,271(8)	71,689
Executive Vice President of Manufacturing and Product Development	2007	165,000	—	85,651	26,870(9)	277,521

(1)	Reference is made to Note 9, “Stock Based Compensation,” to the Consolidated Financial Statements filed in our Form 10-K for the year ended December 31, 2008 filed with the SEC on March 30, 2009, which identifies assumptions made in the valuation of option awards in accordance with SFAS No. 123(R). The amounts listed in this column represent the amount of stock based compensation recognized for financial statement reporting purposes for the year ended December 31, 2008, in accordance with SFAS No. 123(R) and thus may include amounts from awards granted in or prior to 2008 in our operating expenses for the named executive officers for the year ended December 31, 2008.
(2)	Resigned effective February 12, 2009.
(3)	Includes $27,403 for health insurance expenses, $7,201 for automobile expenses, and $5,640 for retirement plan contributions.
(4)	Includes $22,220 for health insurance expenses, $17,795 for automobile expenses, $7,800 for retirement plan contributions and $2,035 for health club expenses.
(5)	Appointed Chief Executive Officer effective February 12, 2009.
(6)	Includes $34,744 for local housing and travel to permanent residence and $4,758 for automobile expenses.
(7)	Includes $15,223 for local housing and travel to permanent residence and $1,061 for automobile expenses.
(8)	Includes $24,568 for health insurance expenses and $4,703 for retirement plan contributions.
(9)	Includes $19,937 for health insurance expenses, $6,533 for retirement plan contributions, and $400 for health club expenses.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

In order to conserve cash, the Named Executive Officers and certain other key employees voluntarily reduced their cash salaries in 2008 and 2007.

Material Terms of Employment Contracts of Named Executive Officers

Theodore D. Zucconi, PhD., Chief Executive Officer and President

We entered into an employment agreement with Dr. Zucconi on December 19, 2007, which we refer to as the Zucconi Employment Agreement, which amended and restated his prior employment agreement effective October 1, 2007. Although the Zucconi Employment Agreement expired on October 1, 2008, we continued to compensate him on the same terms until December 31, 2008, when his employment terminated in connection with our cash conservation efforts. In connection with the purchase of our Series B preferred stock, Dr. Zucconi was appointed as our Chief Executive Officer and President effective February 12, 2009. As of April 3, 2009, we have not entered into a written employment with Dr. Zucconi.

Under the now-expired Zucconi Employment Agreement, Dr. Zucconi is required to assign inventions and other intellectual property to us which he conceives or reduces to practice during employment and for one year after the end of his employment. Dr. Zucconi has also agreed to refrain from soliciting, diverting or accepting business relating to our products, processes or services from any customers that he has come into contact with as a result of his employment with us for a period of 12 months after termination of his employment. In addition, Dr. Zucconi has agreed to refrain from rendering any services as an employee, consultant or otherwise to any competing organization or from owning any interest in any competing organization for a period of six months after termination of his employment. Dr. Zucconi is also subject to a non-solicitation provision for 12 months after termination of his employment.

The Zucconi Employment Agreement provided a monthly salary of $9,167 in 2007 and an annual salary of $220,000 in 2008, payment of 50% of which was deferred until October 1, 2008. Under the Zucconi Employment Agreement, Dr. Zucconi was paid a cash bonus of $27,500 before June 1, 2008, and was entitled to health insurance, participation in our 401(k) plan and other employee benefits, as well as $54,000 for relocation costs and airfare reimbursement (usable by him or his spouse) for up to 14 round trips to his home in Phoenix, Arizona. The Zucconi Employment Agreement also provided for a “sign-on” bonus of 200,000 stock options, which were granted in December 2007, and 10,000 incentive stock options for each $1.0 million of financing received by us from investors identified by him. All of these stock options were fully vested on the applicable grant date, had an exercise price equal to the fair market value of our common stock on the grant date, and are exercisable for five years, whether or not Dr. Zucconi is then employed by us.

David Platt, PhD., former Chief Executive Officer and President

On January 2, 2004, we entered into an employment with David Platt, Ph.D., then our President and Chief Executive Officer, which we refer to as the Platt Employment Agreement. The Platt Employment Agreement terminated as of Dr. Platt’s voluntary resignation from these offices on February 12, 2009, on which date we entered into a separation agreement with Dr. Platt, which we refer to as the Separation Agreement. The Separation Agreement addressed certain matters in the Platt Employment Agreement including events that would trigger bonus compensation as well as severance compensation. No “triggers” for bonus compensation occurred in 2008 under the Platt Employment Agreement, and, accordingly, we did not pay a bonus to Dr. Platt in 2008.

Dr. Platt will continue to provide consulting services to us. The Separation Agreement requires that we pay Dr. Platt his current salary at the monthly rate of $21,667 for 24 months. We may defer payment of a portion of such salary amounts above $10,000 per month (so long as Dr. Platt does not receive payments of less than the salary payments being made to our Chief Executive Officer). However, all deferred amounts will continue to accrue and will be payable upon the earlier to occur of (i) our receipt of a minimum of $4.0 million of funding after February 12, 2009, or (ii) February 12, 2011. We also agreed to continue to (i) provide health and dental insurance benefits to Dr. Platt, until the first to occur of February 12, 2011 or the date Dr. Platt and his family become eligible to receive health and dental insurance benefits under the plans of a subsequent employer and (ii) make the current monthly lease payments on his automobile until February 12, 2011.

The Separation Agreement provides that the $1 million severance compensation formerly payable under the Platt Employment Agreement may be deferred until the occurrence of any of the following events, referred to as a Milestone Event: (i) approval by the Food and Drug Administration of a new drug application, or NDA, for any drug candidate or drug delivery candidate based on our DAVANAT® technology (whether or not such technology is patented); (ii) consummation of a transaction with a pharmaceutical company expected to result in at least $10.0 million of equity investment or $50.0 million of royalty revenue to us; or (iii) the renewed listing of our securities on a national securities exchange and the achievement of a market capitalization of $100.0 million. Payment upon the events referred to in clause (i) and (iii) may be deferred up to six months, and if we have insufficient cash at the time of any of such events, we may issue Dr. Platt a secured promissory note for such amount. If we file a voluntary or involuntary petition for bankruptcy, whether or not a Milestone Event has occurred, such event shall trigger our obligation to pay the $1.0 million with the result that Dr. Platt may assert a claim for such obligation against the bankruptcy estate.

The Separation Agreement also provides that we will grant Dr. Platt fully vested cashless-exercise stock options exercisable to purchase shares of our common stock for ten years at an exercise price not less than the fair market value of our common stock on the date of the grant, as follows: (i) at least 300,000 options upon consummation of a transaction with a pharmaceutical company expected to result in at least $10.0 million of equity investment or $50.0 million of royalty revenue to us, and (ii) at least 500,000 options upon approval by the FDA of the first NDA for any of our drug or drug delivery candidates based on our DAVANAT® technology (whether or not such technology is patented).

The Separation Agreement provides that the confidentiality provisions in the Platt Employment Agreement remain in effect and contains non-competition covenants that continue for 24 months after its effective date.

Eliezer Zomer, Ph.D., Executive Vice President of Manufacturing and Product Development

We do not have an employment agreement with Dr. Zomer.

OUTSTANDING EQUITY AWARDS AT YEAR END

The following information summarizes outstanding equity awards held by the Named Executive Officers as of December 31, 2008.

		Stock Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying (#) Unexercised Options Un-exercisable	Option Exercise Price Per Share ($)	Option Expiration Date
David Platt, Ph.D.	03/09/2006	50,000	25,000	3.75	03/09/2011
	03/08/2007	50,000	100,000	1.01	03/08/2012
	4/10/2008	50,000	—	0.44	04/10/2013
	4/10/2008	100,000	—	0.44	04/10/2013

Theodore Zucconi, Ph.D.	12/10/07	200,000	—	0.70	12/10/2012
	04/10/2008	150,000	—	0.44	04/10/2013

Eliezer Zomer, Ph.D.	12/04/2002	120,000	—	3.50	11/14/2012
	09/18/2003	425,000	—	4.05	09/02/2013
	12/21/2004	75,000	—	1.90	12/21/2014
	03/09/2006	33,333	16,667	3.75	03/09/2011
	03/08/2007	33,334	66,666	1.01	03/08/2012
	4/10/2008	50,000	—	0.44	04/10/2013
	4/10/2008	100,000	—	0.44	04/10/2013

Options vest annually, in equal increments, over three years beginning the first anniversary of the grant date, provided the grantee is then an employee. The exercise price of the options is set at the closing price of our stock on the date of grant. Grants of options are recommended by the Compensation Committee and adopted by the Board of Directors. No options were exercised in 2008.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mildred S. Christian, Ph.D.	—	—	(2,292)	—	—	—	(2,292)
Dale H. Conaway, D.V.M(2)			(1,644)				(1,644)
Henry J. Esber, Ph.D.(2)			(1,149)				(1,149)
James T. Gourzis, M.D., Ph.D.(2)			(850)				(850)
S. Colin Neill			(555)				(555)
Steven Prelack	68,000	—	(1,131)	—	—	—	66,869
Jerald K. Rome	—	—	(1,934)	—	—	—	(1,934)

(1)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, that were expensed accordance with SFAS No. 123(R) for awards granted in 2008 and stock options earned and expensed in 2008. This expense includes a mark to market credit for options earned in 2007 and granted in 2008. Reference is made to Note 9 “Stock Based Compensation” in our Form 10-K for the year ended December 31, 2008 filed with the SEC on March 30, 2009, which states the assumptions made in the calculation of these amounts.
(2)	Resigned on February 12, 2009.

NARRATIVE TO DIRECTOR COMPENSATION TABLE

As provided for in our 2003 Non-employee Directors Stock Incentive Plan, each non-employee director receives a grant of 500 non-qualified stock options for each meeting of our Board, and each meeting of a standing committee of the Board, that such director attended during a year of service. We paid Mr. Prelack $68,000 for service as Chair of the Audit Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2008 with respect to compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	4,342,250	$2.24	1,607,750
Equity compensation plans not approved by security holders	403,250	$2.97	—
Total	4,745,500	$2.30	1,607,750

PROPOSAL NO. 2

APPROVAL AND ADOPTION OF

THE PRO-PHARMACEUTICALS, INC. 2009 INCENTIVE COMPENSATION PLAN

Background and Purpose

On February 12, 2009, our Board of Directors adopted the Pro-Pharmaceuticals, Inc. 2009 Incentive Compensation Plan, which we refer to as the 2009 Plan, and recommended that it be submitted to our stockholders for their approval at the next annual meeting.

The purpose of the 2009 Plan is to assist our company and its subsidiaries and other designated affiliates, which we refer to as “related entities”, in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to our company or its related entities, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2009 Plan is February 12, 2009. As of the date of this Proxy Statement, no awards have been granted under the 2009 Plan, except for (i) an aggregate of 2,000,000 shares of restricted common stock granted to four incumbent directors and (ii) non-qualified stock options to purchase an aggregate of 3,500,000 shares of our common stock granted to five incumbent directors and four former directors.

Stockholder approval of the 2009 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (ii) for the 2009 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on a national securities exchange in the event our shares of common stock are approved for listing.

Summary of 2009 Plan

The following is a summary of certain principal features of the 2009 Plan. This summary is qualified in its entirety by reference to the complete text of the 2009 Plan. Stockholders are urged to read the actual text of the 2009 Plan in its entirety which is set forth as Exhibit A to this Proxy Statement.

Shares Available for Awards; Annual Per-Person Limitations.    Under the 2009 Plan, the total number of shares of common stock of our company reserved and available for delivery under the 2009 Plan (the “awards”) at any time during the term of the 2009 Plan shall be equal to 10,000,000 shares. The foregoing limit shall be increased by the number of shares of common stock with respect to which awards previously granted under the 2009 Plan that are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares, and the number of shares that are tendered (either actually or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements. Awards issued in substitution for awards previously granted by a company acquired by our company or a related entity, or with which our company or any related entity combines, do not reduce the limit on grants of awards under the 2009 Plan.

The 2009 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any 12-month period, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 2,000,000 shares of common stock, or (ii) shares of restricted stock, shares of deferred stock, performance shares and other stock based-awards with respect to more than 2,000,000 shares of common stock, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $1,000,000, and is $3,000,000 with respect to any performance period that is more than 12 months.

The Compensation Committee of our Board of Directors is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility.    The persons eligible to receive awards under the 2009 Plan are the officers, directors, employees, consultants and other persons who provide services to our company or any related entity. An employee on leave of absence may be considered as still in the employ of our company or a related entity for purposes of eligibility for participation in the 2009 Plan.

Administration.    The 2009 Plan is to be administered by the Compensation Committee, provided, however, that except as otherwise expressly provided in the 2009 Plan, our Board of Directors may exercise any power or authority granted to the Compensation Committee under the 2009 Plan. Subject to the terms of the 2009 Plan, the Compensation Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2009 Plan, construe and interpret the 2009 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2009 Plan.

Stock Options and Stock Appreciation Rights.    The Compensation Committee is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Compensation Committee, but must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the 2009 Plan, the term “fair market value” means the fair market value of common stock, awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee, the fair market value of common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Compensation Committee. The Compensation Committee, thus, may permit the exercise price of options awarded under the 2009 Plan to be paid in cash, shares, other awards or other property (including loans to participants). Options may be exercised by payment of the exercise price in cash, shares of common stock, outstanding awards or other property having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time.

Restricted and Deferred Stock.    The Compensation Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. A participant granted restricted stock generally has all of the rights of a stockholder of our company, unless otherwise determined by the Compensation Committee. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.    The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the Compensation Committee.

Bonus Stock and Awards in Lieu of Cash Obligations.    The Compensation Committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of company obligations to pay cash under the 2009 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based awards.    The Compensation Committee or our Board of Directors is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Compensation Committee determines the terms and conditions of such awards.

Performance awards.    The Compensation Committee is authorized to grant performance awards to participants on terms and conditions established by the Compensation Committee. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Compensation Committee upon the grant of the performance award; provided however, that a performance period cannot be shorter than 12 months or longer than 5 years. Performance awards may be valued by reference to a designated number of shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the Compensation Committee. Performance awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by our company under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our company’s chief executive officer and each other person whose compensation is required to be disclosed in our company’s filings with the SEC by reason of that person being among the five highest compensated officers of our company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Compensation Committee and not our Board of Directors.

If and to the extent that the Compensation Committee determines that these provisions of the 2009 Plan are to be applicable to any award, one or more of the following business criteria for our company, on a consolidated basis, and/or for related entities, or for business or geographical units of our company and/or a related entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Compensation Committee in establishing performance goals for awards under the 2009 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on assets, net assets, investment, capital, operating revenue or equity; (6) economic value added; (7) direct contribution; (8) income; net income;

pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; net operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of our company; (9) working capital or working capital management, including inventory turnover and days sales outstanding; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and (18) stock price. Any of the above goals may be determined on an absolute or relative basis (e.g. growth in earnings per share) or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to our company. The Compensation Committee may exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our company or not within the reasonable control of our company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

The Compensation Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards.    Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our company’s obligations under the 2009 Plan. The Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. awards granted under the 2009 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Awards under the 2009 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant awards in exchange for other awards under the 2009 Plan, awards under other company plans, or other rights to payment from our company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control.    The Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement or otherwise determined by the Compensation Committee, vesting shall occur automatically in the case of a “change in control” of our company (including the cash settlement of stock appreciation rights which may be exercisable in the event of a change in control). In addition, the Compensation Committee may provide in an award agreement that the performance goals relating to any performance award will be deemed to have been met upon the occurrence of any “change in control.” For purposes of the 2009 Plan, unless otherwise specified in an award agreement, a change in control means the occurrence of any of the following:

(i)	The acquisition by any person (as that term is used in the Exchange Act) of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (A) the then outstanding shares of common stock of our company (the “Outstanding Company Common Stock”) or (B) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from our company; (w) any acquisition by our company; (x) any acquisition by any person that as of the effective date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by our company or any subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)	During any period of three (3) consecutive years (not including any period prior to the effective date of the 2009 Plan) individuals who constitute our board on the effective date (the “Incumbent Board”) cease for any reason to constitute at least a majority of our board; provided, however, that any individual becoming a director subsequent to the effective date whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board; or

(iii)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving our company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of our company, or the acquisition of assets or stock of another entity by our company or any of its subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns our company or all or substantially all of our company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company common stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of our company or such corporation resulting from such Business Combination or any person that as of the effective date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or a

(iv)	Approval by our stockholders of a complete liquidation or dissolution of our company.

Amendment and Termination.    Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2009 Plan or the Compensation Committee’s authority to grant awards without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2009 Plan which might increase the cost of the 2009 Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our board, the 2009 Plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the 2009 Plan, (b) termination of the 2009 Plan by our board, or (c) the tenth anniversary of the effective date of the Plan. Awards outstanding upon expiration of the 2009 Plan shall remain in effect until they have been exercised or terminated, or have expired.

New Plan Benefits

The table below sets forth the benefits or amounts that have been, as of the record date, received by or allocated to each of the persons and groups described therein under the 2009 Plan. Additional benefits or amounts may be received by or allocated to such persons or groups under the 2009 Plan but no such benefits or amounts are determinable at this time because the amount and type of grant to be made to any eligible participant under the 2009 Plan in any year is to be determined at the discretion of the Compensation Committee.

2009 Incentive Compensation Plan

Name and Position	Dollar Value ($)(1)	Number of Units
David Platt	36,320	250,000
Theodore Zucconi, Ph.D.	83,247	500,000	(2)
Executive Group	83,247	500,000	(2)
Non-Executive Director Group	650,556	3,500,000	(3)
Non-Executive Officer Employee Group	—	—

(1)	Represents the amount to be recognized by us as compensation expense for financial statement reporting purposes with respect to equity awards in accordance with SFAS 123(R).
(2)	Represents a grant to Dr. Zucconi on March 24, 2009 of non-qualified stock options to purchase 500,000 shares of our common stock.
(3)	Represents (i) grants to each of Mr. Czirr, Mr. Martin, Mr. Amelio and Mr. Traber on February 13, 2009 of 500,000 shares of restricted common stock, subject to forfeiture pursuant to the terms of the respective restricted stock grant and (ii) grants to each of Dr. Christian (forfeited at her death), Mr. Neill, Mr. Prelack and Mr. Rome on February 13, 2009 of non-qualified stock options to purchase 500,000 shares of our common stock.

Federal Income Tax Consequences of Awards.

The 2009 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.    On exercise of a nonqualified stock option granted under the 2009 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our company’s stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.    The 2009 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required

Holding Period. However, if there is a Disqualifying Disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

Stock awards.    Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2009 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2009 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights.    Our company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2009 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to our company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, our company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.    Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Our company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.    Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2009 Plan whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the Compensation Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2006 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Section 409A.    Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under this 2009 Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options, deferred stock and SARs that are not payable in shares of our company stock. It is our company’s intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.

Importance of Consulting Tax Adviser.    The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PRO-PHARMACEUTICALS, INC. 2009 INCENTIVE COMPENSATION PLAN.

PROPOSAL NO. 3

TO APPROVE AN AMENDMENT TO THE PRO-PHARMACEUTICALS

ARTICLES OF INCORPORATION INCREASING THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000

Our Board of Directors has approved and has recommended that our stockholders approve, an amendment to our Articles of Incorporation providing for an increase in the number of authorized shares of our common stock from 200,000,000 to 300,000,000. This amendment is attached as an Exhibit B to this Proxy Statement.

As of the record date:

•	there were 50,356,709 shares of our common stock outstanding,

•	there were 14,114,250 shares of our common stock reserved for future issuance under our stock incentive plans and outstanding options,

•	there were 1,742,500 shares of our common stock reserved for future issuance upon the conversion of outstanding shares of our Series A preferred stock,

•	there were 12,000,000 shares of our common stock reserved for future issuance upon the conversion of outstanding shares of our Series B-1 preferred stock and Series B-2 preferred stock,

•	there were 35,532,255 shares of our common stock reserved for issuance upon exercise of outstanding warrants, and

•	there were 25,200,000 shares of our common stock reserved for issuance of warrants related to our Series B-2 preferred stock.

Accordingly as of the record date, there were an aggregate of 138,945,714 shares of common stock outstanding or reserved for issuance.

The additional 100,000,000 authorized shares of common stock would be available for issuance in the future for corporate purposes, such as financings, acquisitions, stock splits, stock dividends and management incentive and employee benefit plans, as our Board of Directors may deem advisable, without the necessity of further stockholder action.

We do not have any present plan, arrangement or understanding to issue any of the additional shares of common stock that will become available as a result of this amendment to our Articles of Incorporation.

The issuance of additional shares of our common stock would have the effect of diluting our current stockholders and could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of us. We are not aware of any attempts on the part of a third party (other than the 10X Fund) to effect a change of control of us and the amendment has been proposed for the reasons stated above and not for any possible anti-takeover effects it may have. For additional information, see “Security Ownership of Certain Beneficial Owners and Management—Change of Control” above.

If approved by the stockholders, the proposed amendment to our Articles of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada. Although our Board of Directors intends to file the Certificate of Amendment as soon as practicable after the stockholder meeting, if, in the judgment of our Board of Directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, then, in accordance with Nevada law, and notwithstanding approval of the proposed amendment to the Certificate of Incorporation by the stockholders, our Board of Directors may abandon the proposed amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

Under the Series B Designation Certificate, the consent of the holder(s) of Series B preferred stock is required for any amendment of our Articles of Incorporation. 10X Fund, as the holder of all issued and outstanding shares of Series B Preferred, has consented to the amendment proposed in this Proposal No. 3.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000.

PROPOSAL NO. 4

TO APPROVE AN AMENDMENT TO THE PRO-PHARMACEUTICALS

ARTICLES OF INCORPORATION INCREASING THE NUMBER OF UNDESIGNATED

AUTHORIZED SHARES OF PREFERRED STOCK FROM 10,000,000 TO 20,000,000

Our Board of Directors has approved and has recommended that our stockholders approve, an amendment to our Articles of Incorporation providing for an increase in the number of our undesignated shares from 10,000,000 to 20,000,000. This amendment is included in Exhibit B to this Proxy Statement.

As of the record date:

•	there were 5,000,000 shares designated as Series A preferred stock, of which 1,742,500 shares are issued and outstanding,

•	there were 900,000 shares designated as Series B-1 preferred stock, all of which are issued and outstanding, and

•

there were 2,100,000 shares designated as Series B-2 preferred stock, none of which are issued and outstanding and all of which we have agreed to sell to the 10X Fund pursuant to the 10X Purchase Agreement.

The additional 10,000,000 authorized undesignated shares would be available for issuance in the future for corporate purposes, such as financings and acquisitions, as our Board of Directors may deem advisable, without the necessity of further stockholder action.

We do not have any present plan, arrangement or understanding to designate and issue any of the additional undesignated shares that will become available as a result of this amendment to our Articles of Incorporation.

The newly authorized undesignated capital stock would be available for issuance without further action by stockholders except as required by law or applicable stock exchange requirements. Any such issuance could have the effect of diluting existing stockholders. The terms of additional authorized shares could be structured in a manner to discourage persons from gaining control of Pro-Pharmaceuticals or make more difficult the removal of management.

The terms of any series of these undesignated shares when and if designated will be determine by our Board of Directors. Such terms may include, without limitation, preferences as to liquidation and right to dividends, dividend or interest rates, conversion prices and events if the series has conversion rights, voting rights as to election of directors and other matters as a separate class and/or together with all of our other voting securities, redemption prices, maturity dates and other terms.

We are not aware of any attempts on the part of a third party (other than the 10X Fund) to effect a change of control of us and the amendment has been proposed for the reasons stated above and not for any possible anti-takeover effects it may have. For additional information, see “Security Ownership of Certain Beneficial Owners and Management—Change of Control” above.

If approved by the stockholders, the proposed amendment to our Articles of Incorporation will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Nevada. Although our Board of Directors intends to file the Certificate of Amendment as soon as practicable after the stockholder meeting, if, in the judgment of our Board of Directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, then, in accordance with Nevada law, and notwithstanding approval of the proposed amendment to the Certificate of Incorporation by the stockholders, our Board of Directors may abandon the proposed amendment, either before or after approval and authorization thereof by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

Under the Series B Designation Certificate, the consent of the holder(s) of Series B preferred stock is required for any amendment of our Articles of Incorporation. 10X Fund, as the holder of all issued and outstanding shares of Series B Preferred, has consented to the amendment proposed in this Proposal No. 4.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF UNDESIGNATED AUTHORIZED SHARES FROM 10,000,000 TO 20,000,000.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has, subject to the ratification of the stockholders, appointed Vitale, Caturano & Company, P.C. as our independent auditors for the fiscal year ending December 31, 2009. Vitale, Caturano & Company, P.C. has served as our independent auditors since April 10, 2008. We do not expect that a representative from Vitale, Caturano & Company, P.C. will be present at the Annual Meeting, and accordingly, Vitale, Caturano & Company, P.C. will not be given the opportunity to make a statement nor be available to respond to any questions. We do not believe their attendance is necessary at the Annual Meeting because members of our Board with significant experience in accounting will be available at the Annual Meeting to respond to appropriate accounting-related questions should any arise.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF VITALE, CATURANO & COMPANY, LTD., AS PRO-PHARMACEUTICALS’ INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 10, 2008, based on the decision of the Audit Committee of our Board of Directors, we dismissed Deloitte & Touche LLP as our independent registered public accounting firm and engaged Vitale, Caturano & Company, P.C. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

The reports of Deloitte & Touche LLP on our financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006 and through the date of dismissal, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2007 and 2006 and through the date of the Audit Committee’s decision, we did not consult Vitale, Caturano & Company, P.C. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

FEES PAID TO VITALE, CATURANO & COMPANY, P.C.

Fiscal Year 2008
Audit Fees(1)	$108,150
Audit-Related Fees	10,094
Tax Fees	—
Subtotal	—
All Other Fees	—

Total Fees	$118,224

FEES PAID TO DELOITTE & TOUCHE, LLP

	Fiscal Year 2007
Audit Fees	$239,624	(2)
Audit-Related Fees(3)	17,000
Tax Fees(4)
Subtotal	256,624
All Other Fees(5)	—

Total Fees	$256,624

(1)	Audit Fees. These are fees for professional services for the audit of our annual financial statements dated December 31, 2008 included in our Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q. Additional amounts for our year end audit were paid in 2009 and will be reported in 2010.
(2)	Audit Fees. These are fees for professional services for the audit of our annual financial statements dated December 31, 2007 included in our Annual Report on Form 10-K, and review of financial statements included in our Quarterly Reports on Form 10-Q.
(3)	Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.
(4)	Tax Fees. These are fees for professional services with respect to tax compliance, in particular, preparation of our corporate tax returns.
(5)	All Other Fees. These are fees for all other products and services provided or performed which do not fall within one or more of the above categories.

The Audit Committee has considered whether the provision of non-core audit services to Pro-Pharmaceuticals by Deloitte & Touche LLP and Vitale, Caturano & Company, P.C. is compatible with maintaining independence.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures which set forth the manner in which the Committee will review and approve all services to be provided by the independent auditor before the auditor is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels, on a project basis and aggregate annual basis, which have been pre-approved by the Committee.

All other services performed by the auditor that are not prohibited non-audit services under SEC or other regulatory authority rules must be separately pre-approved by the Audit Committee. Amounts in excess of pre-approved limits for audit services, audit-related services and tax services require separate pre-approval of the Audit Committee.

The Chief Financial Officer reports quarterly to the Audit Committee on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for providing independent, objective oversight of Pro-Pharmaceuticals’ accounting functions and internal control over financial reporting. The Audit Committee has reviewed and discussed audited financial statements for Pro-Pharmaceuticals with management. The Audit Committee also has discussed with Vitale, Caturano & Company, P.C. the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees (as amended), which includes, among other items, matters related to the conduct of the annual audit of our company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from Vitale, Caturano & Company, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the communications by Vitale, Caturano & Company, P.C. with the Audit Committee concerning independence, and has discussed Vitale, Caturano & Company, P.C. its independence from Pro-Pharmaceuticals.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements of Pro-Pharmaceuticals for the 2008 fiscal year be included in the Annual Report filed on Form 10-K for the year ended December 31, 2008.

AUDIT COMMITTEE

Steven Prelack, Chair

S. Colin Neill

Jerald K. Rome

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, conduct an appropriate review of, and be responsible for the oversight of, all related party transactions on an ongoing basis. There were no related party transactions in the fiscal year ended December 31, 2008.

OTHER BUSINESS

Management knows of no other matters that may be properly presented at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the SEC. Based on a review of our records, we believe a Form 3 was filed late with respect to Mr. Neill and a Form 5 filed by Mr. Czirr reporting two transactions were not timely filed on Form 4.

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Under SEC rules, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2010 annual meeting of stockholders, the proposal must be received by us, attention: Anthony D. Squeglia, Chief Financial Officer, at our principal executive offices by December 21, 2009. Also in accordance with SEC guidelines, if a stockholder notifies us of that stockholder’s intent to present a proposal at our 2010 annual meeting of stockholders after March 5, 2010, we may, acting through the persons named as proxies in the proxy materials for that meeting, exercise discretionary voting authority with respect to the proposal without including information about the proposal in our proxy materials. However, in either case, if the date of the 2010 annual meeting is changed by more than 30 days from the date of the 2009 Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Pro-Pharmaceuticals stock account, we are taking advantage of “house-holding” rules that permit us to deliver only one set of the Proxy Statement and our 2008 Annual Report to stockholders who share an address unless otherwise requested. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. If you wish to revoke a consent previously provided to your broker, you must contact the broker to do so. In any event, if you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by either: (i) telephoning us at (617) 559-0033; (ii) sending a letter to us at 7 Wells Avenue, Newton, Massachusetts 02459, Attention: Chief Financial Officer; or (iii) sending an e-mail to us at squeglia@pro-pharmaceuticals.com. If you hold your shares through a broker, you can request a single copy of materials for future meetings by contacting the broker.

By Order of the Board of Directors

/s/ THEODORE D. ZUCCONI
April 21, 2009	Theodore D. Zucconi, Ph.D.
Newton, Massachusetts	Chief Executive Officer and President

EXHIBIT A

PRO-PHARMACEUTICALS, INC.

2009 INCENTIVE COMPENSATION PLAN

PRO-PHARMACEUTICALS, INC.

2009 INCENTIVE COMPENSATION PLAN

1.	Purpose	1

2.	Definitions	1

3.	Administration	5

4.	Shares Subject to Plan	6

5.	Eligibility; Per-Person Award Limitations	6

6.	Specific Terms of Awards	7

7.	Certain Provisions Applicable to Awards	11

8.	Code Section 162(m) Provisions	13

9.	Change in Control	14

10.	General Provisions	15

i

PRO-PHARMACEUTICALS, INC.

2009 INCENTIVE COMPENSATION PLAN

1. Purpose.    The purpose of this PRO-PHARMACEUTICALS, INC. 2009 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r) “Effective Date” means the effective date of the Plan, which shall be February 12, 2009.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in

Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be (i) the last sale price of a Share on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

(w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(z) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(aa) “Listing Market” means the OTC Bulletin Board or any other national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Market.

(bb) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(cc) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(gg) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(kk) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(mm) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(nn) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or re-substituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.    The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority.    The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability.    The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.    Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 10,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.    No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 10,000,000 Shares.

5. Eligibility; Per-Person Award Limitations.    Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 2,000,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 2,000,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period and (y) with respect to any Performance Period that is more than 12 months, $3,000,000.

6. Specific Terms of Awards.

(a) General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Massachusetts law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options.    The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.    Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options.    The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.    A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights.    Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards.    The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.    Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the

Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits.    As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award.    The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.    Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture.    Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s

Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents.    Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Deferred Stock Award, but in no event later than 12 months before the first date on which any portion of such Deferred Stock Award vests.

(f) Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h) Performance Awards.    The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than 5 years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in compliance with Section 409A of the Code.

(b) Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability.    If the It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award. The Company does not make any representation to the Participant that any Awards awarded under this Plan will be exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless any Participant or Beneficiary for any tax, additional tax, interest or penalties that any Participant or Beneficiary may incur in the event that any provision of this Plan, any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

(iii) Notwithstanding the foregoing, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

8. Code Section 162(m) Provisions.

(a) Covered Employees.    Unless otherwise specified by the Committee,] the provisions of this Section 8 shall be applicable to any Performance Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b) Performance Criteria.    If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee shall exclude the impact of any (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals.    Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments.    The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification.    No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.”    If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(b) Definition of “Change in Control”.    Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of three (3) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries.    No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.    In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions.    In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 9(a)(iv) hereof, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.    The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause

Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant.

(d) Taxes.    The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(f) Limitation on Rights Conferred Under Plan.    Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company;

provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Non-exclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law.    The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws.    The Committee shall have the authority to adopt such modifications, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan.    The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

EXHIBIT B

Explanatory Note: This Exhibit B contains a copy of the Certificate of Amendment, to be filed with the Secretary of State of the State of Nevada, as amended by Proposals 3 and 4 described in the Proxy Statement to which this Exhibit B is attached. In the event either Proposal 3 or 4 is not approved by our stockholders, the Certificate of Amendment will be revised and filed accordingly.

Certificate of Amendment to Articles of Incorporation

for Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390—After Issuance of Stock)

1.	Name of corporation: Pro-Pharmaceuticals, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article III of the Articles of Incorporation of Pro-Pharmaceuticals, Inc. has been amended to increase the number of authorized common voting shares to 300,000,000 and the number of authorized undesignated shares of preferred stock from 10,000,000 to 20,000,000, and shall read in its entirety as follows:

ARTICLE III

Authorized Shares

The corporation shall have authority to issue an aggregate of 300,000,000 shares, which shall be common voting shares having a par value of $0.001 per share, and 20,000,000 undesignated shares having a par value of $0.01 per share. The Board of Directors may, from time to time, prescribe by resolution different classes or series of the undesignated shares, the number of shares of such class or series within the limit of the authorized undesignated shares, and the voting powers, designations, rights, preferences, restrictions and the relative rights of said shares in each such class or series.

3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [to be completed]

4.	Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.	Officer Signature (Required):

Theodore D. Zucconi, Chief Executive Officer and President

B-1

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PRO-PHARMACEUTICALS, INC.

The undersigned appoints Theodore Zucconi, Ph.D., Anthony D. Squeglia and Maureen Foley, and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Pro-Pharmaceuticals, Inc. held of record by the undersigned at the close of business on April 9, 2009 at the 2009 Annual Meeting of Stockholders of Pro-Pharmaceuticals, Inc. to be held on May 21, 2009 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

PRO-PHARMACEUTICALS, INC.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 21, 2009. This proxy statement and our 2008 Annual Report to Stockholders are available at: http://www.cstproxy.com/pro-pharmaceuticals/2009

To Vote Your Proxy

Mark, sign and date your Proxy Card below, detach it and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED FOR PROPOSALS 1, 2, 3, 4 & 5, EACH WILL BE VOTED “FOR” THE PROPOSAL.	Please mark your votes like this	☒

1. ELECTION OF DIRECTORS The Board of Directors recommends a vote “FOR” the listed nominees. To withhold authority to vote for any individual nominee, strike a line through that nominee’s name below:	VOTE FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY ☐	2. A PROPOSAL TO APPROVE THE 2009 INCENTIVE COMPENSATION PLAN. The Board of Directors recommends a vote “FOR” this proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Gilbert Amelio, Ph.D. S. Colin Neill Steven Prelack Gerald K. Rome Peter Traber, M.D. Theodore D. Zucconi, Ph.D.

3.   A PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000. The Board of Directors recommends a vote “FOR” this proposal.

				☐	☐	☐

4.   A PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED UNDESIGNATED SHARES FROM 10,000,000 TO 20,000,000. The Board of Directors recommends a vote “FOR” this proposal.

				☐	☐	☐

5.   A PROPOSAL TO RATIFY THE APPOINTMENT OF VITALE, CATURANO & COMPANY, P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE FINANCIAL STATEMENTS FOR THE 2009 FISCAL YEAR. The Board of Directors recommends a vote “FOR” this proposal.

				☐	☐	☐

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature:	Signature (if joint):	Date:	, 2009

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.